Exhibit 10(c)

FOURTH AMENDMENT TO THE

FIRST AMENDED AND RESTATED

AGREEMENT OF LIMITED PARTNERSHIP OF

SAUL SUBSIDIARY II LIMITED PARTNERSHIP

THIS FOURTH AMENDMENT TO THE FIRST AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF SAUL SUBSIDIARY II LIMITED PARTNERSHIP (this “Fourth Amendment”) is made as of March 5, 2010.

WHEREAS, the General Partner has determined it is in the best interests of all of the Partners to increase the percentage rate of the Guaranteed Payment made under Article 5 of the First Amended and Restated Agreement of Limited Partnership of Saul Subsidiary II Limited Partnership (the “Agreement”) to reflect current market rates, and to clarify the method by which future rates are calculated; and

WHEREAS, the Limited Partner agrees to such increase and clarification; and

WHEREAS, the General Partner and Limited Partner desire to amend the Agreement to accomplish the same;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending legally to be bound, hereby agree as follows:

1. The first sentence of the definition of “Guaranteed Payment” is hereby amended in its entirety to read as follows: “Guaranteed Payment” means an amount equal to the product of (x) 11 percent for the year ending December 31, 2009 and thereafter, a market rate to approximate mezzanize mortgage debt rates (on a quarterly basis) and (y) the invested capital (as hereinafter defined) as of the last day of a calendar quarter of the Partner to whom a Guaranteed Payment is being made under Section 5.2”

2. Except as herein amended, the Agreement is hereby ratified, confirmed and reaffirmed for all purposes and in all respects.

3. This Fourth Amendment shall be effective as of January 1, 2009.

Exhibit 10(c)

IN WITNESS WHEREOF, the General Partner and Limited Partner have executed this Fourth Amendment effective for all purposes as of the date first above written.

GENERAL PARTNER:

SAUL CENTERS, INC., a Maryland Corporation

By:	/S/ B. Francis Saul III
Name:	B. Francis Saul III
Title:	President

LIMITED PARTNER:

SAUL HOLDINGS LIMITED PARTNERSHIP
By: Saul Centers, Inc., general partner

By:	/S/ B. Francis Saul III
Name:	B. Francis Saul III
Title:	President